UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22495

Curian Series Trust
(Exact name of registrant as specified in charter)

7601 Technology Way, Denver, Colorado		80237
(Address of principal executive offices)		(Zip code)

Daniel W. Koors Jackson National Asset Management, LLC 225 West Wacker Drive, Suite 1200 Chicago, Illinois 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 338-5800

Date of fiscal year end:	October 31

Date of reporting period:	January 31, 2012

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5).  The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Schedule of Investments.

Curian Series Trust (Unaudited)

Schedules of Investments

January 31, 2012

	Shares/Par †	Value
Curian/PIMCO Income Fund

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 1.8%
Delta Air Lines Inc. Pass-Through Trust, 6.72%, 01/02/23	$866,417	$888,078
FedEx Corp. 2012 Pass-Through Trust, 2.63%, 01/15/18 (a)	1,500,000	1,520,439
SBA Tower Trust
4.25%, 04/15/15 (b)	1,000,000	1,034,738
5.10%, 04/15/17 (b)	1,000,000	1,071,800
United Air Lines Inc., 10.40%, 11/01/16	1,535,712	1,733,435

Total Non-U.S. Government Agency Asset-Backed Securities (cost $6,159,612)		6,248,490

CORPORATE BONDS AND NOTES - 79.2%

CONSUMER DISCRETIONARY - 7.1%
Aviation Capital Group, 7.13%, 10/15/20 (b)	1,500,000	1,525,500
COX Communications Inc., 6.25%, 06/01/18 (b)	2,000,000	2,351,698
Daimler Finance North America LLC, 1.91%, 07/11/13 (a) (c)	2,000,000	2,002,398
DIRECTV Holdings LLC, 3.13%, 02/15/16	1,000,000	1,029,223
NBCUniversal Media LLC
5.15%, 04/30/20	3,000,000	3,436,146
4.38%, 04/01/21	2,000,000	2,171,346
Reynolds Group Holdings Inc. Term Loan, 6.50%, 08/09/18 (c)	1,480,192	1,484,426
Reynolds Group Inc., 7.13%, 04/15/19 (b)	1,900,000	1,995,000
Target Corp., 6.50%, 10/15/37	2,000,000	2,684,034
Time Warner Cable Inc., 6.75%, 07/01/18	2,000,000	2,422,582
Time Warner Inc., 4.88%, 03/15/20	3,000,000	3,351,147
		24,453,500
CONSUMER STAPLES - 8.0%
Altria Group Inc.
9.70%, 11/10/18 (d)	1,000,000	1,377,199
9.25%, 08/06/19 (d)	1,000,000	1,361,414
Anheuser-Busch InBev Worldwide Inc., 7.75%, 01/15/19	4,000,000	5,256,132
CVS Pass-Through Trust, 5.93%, 01/10/34 (a)	1,500,000	1,571,775
Kraft Foods Inc.
1.46%, 07/10/13 (c)	1,000,000	1,003,405
6.13%, 08/23/18	2,700,000	3,255,571
Reynolds American Inc., 7.25%, 06/01/13	2,000,000	2,137,674
SABMiller Holdings Inc., 3.75%, 01/15/22 (a)	3,000,000	3,122,991
Tesco Plc, 2.00%, 12/05/14 (a)	1,500,000	1,517,535
Wal-Mart Stores Inc., 6.20%, 04/15/38	3,000,000	3,970,698
Wesfarmers Ltd., 2.98%, 05/18/16 (b)	1,000,000	1,017,433
Woolworths Ltd., 2.55%, 09/22/15 (b)	2,000,000	2,045,584
		27,637,411
ENERGY - 14.4%
AK Transneft OJSC, 5.67%, 03/05/14	1,400,000	1,463,000
Anadarko Petroleum Corp., 8.70%, 03/15/19	3,000,000	3,929,922
BG Energy Capital Plc, 4.00%, 10/15/21 (a)	3,000,000	3,215,742
BP AMI Leasing Inc., 5.52%, 05/08/19 (b)	3,110,000	3,626,518
Canadian Natural Resources Ltd., 3.45%, 11/15/21	4,395,000	4,644,047
Cenovus Energy Inc., 5.70%, 10/15/19	1,500,000	1,792,017
Encana Corp., 3.90%, 11/15/21	2,000,000	1,957,824
Energy Transfer Partners LP, 5.20%, 02/01/22	2,000,000	2,112,052
Gazprom OAO, 8.13%, 07/31/14 (b)	2,700,000	2,963,250
Midcontinent Express Pipeline LLC, 6.70%, 09/15/19 (b)	2,100,000	2,344,240
NGPL PipeCo LLC
6.51%, 12/15/12 (b)	2,000,000	1,926,376
7.12%, 12/15/17 (b)	100,000	89,224
Northwest Pipeline GP, 6.05%, 06/15/18	2,000,000	2,356,006
Petrobras International Finance Co., 6.88%, 01/20/40	3,500,000	4,017,468
Petrohawk Energy Corp., 6.25%, 06/01/19	2,000,000	2,237,500
Pride International Inc., 6.88%, 08/15/20	2,400,000	2,897,731
Rockies Express Pipeline LLC, 6.85%, 07/15/18 (b)	3,000,000	2,880,000
Southern Natural Gas Co., 4.40%, 06/15/21	2,000,000	2,059,988
Statoil ASA, 6.70%, 01/15/18	1,500,000	1,870,613
TNK-BP Finance SA, 7.50%, 07/18/16 (b)	1,300,000	1,430,000
		49,813,518
FINANCIALS - 26.3%
Ally Financial Inc.
3.71%, 02/11/14 (c)	2,000,000	1,965,500
4.50%, 02/11/14	500,000	499,940
American Express Credit Corp., 2.80%, 09/19/16	2,600,000	2,658,906
American International Group Inc., 5.05%, 10/01/15	3,000,000	3,075,501
American Tower Corp., 4.50%, 01/15/18	2,000,000	2,042,774
Banco Santander Brasil SA, 4.25%, 01/14/16 (b)	2,000,000	1,950,000
Bank of America Corp., 7.63%, 06/01/19	8,900,000	10,059,101
Barclays Bank Plc, 6.75%, 05/22/19	2,400,000	2,788,814
Caterpillar Financial Services Corp., 5.45%, 04/15/18	2,000,000	2,374,604
Citigroup Inc., 6.13%, 05/15/18	7,600,000	8,351,199
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 4.75%, 01/15/20 (b)	1,300,000	1,402,352
Ford Motor Credit Co. LLC, 8.70%, 10/01/14	1,800,000	2,038,304
Goldman Sachs Group Inc., 5.95%, 01/18/18	8,100,000	8,711,639
HSBC Bank Plc, 4.13%, 08/12/20 (b)	4,000,000	4,060,640
JPMorgan Chase & Co., 6.40%, 10/02/17	8,000,000	9,089,312
Lloyds TSB Bank Plc., 4.38%, 01/12/15 (b)	2,000,000	2,017,922
Morgan Stanley
5.95%, 12/28/17	1,000,000	1,027,373
7.30%, 05/13/19	5,600,000	6,108,211
National Rural Utilities Cooperative Finance Corp., 3.05%, 02/15/22	2,000,000	2,025,240
Royal Bank of Scotland Plc, 4.88%, 08/25/14 (b)	2,600,000	2,625,204
RPI Finance Trust Term Loan B, 4.00%, 05/10/18 (c)	1,496,241	1,493,114
SLM Corp., 5.38%, 05/15/14	1,300,000	1,336,002
Springleaf Financial Funding Co. Term Loan, 5.50%, 05/10/17 (c)	2,500,000	2,321,875
SSIF Nevada LP, 1.27%, 04/14/14 (b) (c)	1,500,000	1,476,342
SteelRiver Transmission Co. LLC, 4.71%, 06/30/17 (a)	271,362	278,401
Sydney Airport Finance Co. Pty Ltd., 5.13%, 02/22/21 (b) (d)	1,560,000	1,602,003
UBS AG, 5.88%, 12/20/17	1,000,000	1,120,065
Wachovia Corp., 5.75%, 02/01/18	2,400,000	2,763,758
Weyerhaeuser Co., 7.38%, 10/01/19	1,300,000	1,482,490

See accompanying Notes to the Schedules of Investments.

	Shares/Par †	Value
Woodside Finance Ltd., 4.60%, 05/10/21 (b)	2,000,000	2,067,930
		90,814,516
HEALTH CARE - 4.5%
Amgen Inc.
4.50%, 03/15/20	2,800,000	3,057,463
4.10%, 06/15/21	700,000	740,500
3.88%, 11/15/21	1,100,000	1,145,548
Boston Scientific Corp., 4.50%, 01/15/15	3,000,000	3,200,619
Gilead Sciences Inc., 2.40%, 12/01/14	1,900,000	1,965,993
HCA Inc. Term Loan B-3, 3.55%, 05/01/18 (c)	2,500,000	2,440,625
Pharmaceutical Product Development Inc. Term Loan, 6.25%, 12/05/18 (c)	1,500,000	1,509,060
Teva Pharmaceutical Finance Co. BV, 2.40%, 11/10/16	1,500,000	1,552,705
		15,612,513
INDUSTRIALS - 1.9%
Asciano Finance Ltd., 4.63%, 09/23/20 (b)	1,000,000	987,410
AWAS Aviation Capital Ltd., 7.00%, 10/17/16 (b)	904,000	931,120
Burlington Northern Santa Fe LLC, 5.40%, 06/01/41	2,500,000	2,918,642
CSX Corp., 4.75%, 05/30/42	1,500,000	1,563,585
		6,400,757
INFORMATION TECHNOLOGY - 0.6%
Hewlett-Packard Co., 2.11%, 09/19/14 (c)	2,000,000	1,995,418

MATERIALS - 4.8%
ArcelorMittal, 7.00%, 10/15/39 (d)	2,000,000	2,004,586
Barrick North America Finance LLC, 4.40%, 05/30/21	2,500,000	2,751,990
Cliffs Natural Resources Inc., 4.88%, 04/01/21	1,500,000	1,546,992
Dow Chemical Co., 8.55%, 05/15/19 (d)	1,000,000	1,325,597
Ecolab Inc.
2.38%, 12/08/14	800,000	829,218
4.35%, 12/08/21	2,000,000	2,204,618
Georgia-Pacific LLC, 5.40%, 11/01/20 (b)	1,500,000	1,695,637
Newcrest Finance Pty Ltd., 4.45%, 11/15/21 (b)	2,000,000	2,023,000
Teck Resources Ltd., 10.25%, 05/15/16	2,000,000	2,298,000
		16,679,638
TELECOMMUNICATION SERVICES - 5.6%
AT&T Inc.
6.50%, 09/01/37	1,000,000	1,233,504
5.35%, 09/01/40	3,000,000	3,350,526
Crown Castle Towers LLC, 5.50%, 01/15/17 (b)	1,500,000	1,643,338
Deutsche Telekom International Finance BV, 3.13%, 04/11/16 (a)	2,600,000	2,673,486
France Telecom SA, 4.13%, 09/14/21	1,500,000	1,558,028
Rogers Communications Inc., 6.80%, 08/15/18	2,000,000	2,515,258
Telstra Corp. Ltd., 4.80%, 10/12/21 (b)	2,000,000	2,185,548
Verizon Wireless Capital LLC, 8.50%, 11/15/18	3,000,000	4,182,243
		19,341,931
UTILITIES - 6.0%
Appalachian Power Co., 5.00%, 06/01/17	2,000,000	2,262,714
CMS Energy Corp., 5.05%, 02/15/18	1,500,000	1,546,260
Constellation Energy Group Inc., 5.15%, 12/01/20	1,500,000	1,673,940
Duquesne Light Holdings Inc., 5.90%, 12/01/21 (b)	1,400,000	1,490,740
E.ON International Finance BV, 5.80%, 04/30/18 (b)	1,300,000	1,493,328
IPALCO Enterprises Inc., 7.25%, 04/01/16 (b)	1,400,000	1,526,000
Jersey Central Power & Light Co., 4.80%, 06/15/18	3,000,000	3,317,889
MidAmerican Energy Holdings Co., 5.95%, 05/15/37	1,500,000	1,823,731
NRG Energy Inc., 7.88%, 05/15/21 (b)	1,000,000	950,000
Puget Energy Inc., 6.50%, 12/15/20	1,500,000	1,630,335
Virginia Electric and Power Co., 2.95%, 01/15/22	3,000,000	3,056,082
		20,771,019

Total Corporate Bonds and Notes (cost $266,495,128)		273,520,221

GOVERNMENT AND AGENCY OBLIGATIONS - 15.2%

GOVERNMENT SECURITIES - 15.2%
Municipals - 2.8%
City of New York, 5.97%, 03/01/36	1,000,000	1,222,790
Los Angeles Community College District, 6.75%, 08/01/49	1,165,000	1,552,677
Metropolitan Transportation Authority, 6.81%, 11/15/40	1,000,000	1,314,340
New Jersey State Turnpike Authority, 7.10%, 01/01/41	1,420,000	2,018,473
Port Authority of New York & New Jersey, GO, 4.93%, 10/01/51	1,000,000	1,079,730
Sacramento Municipal Utility District, 6.16%, 05/15/36	1,000,000	1,217,760
Triborough Bridge & Tunnel Authority, GO, 5.50%, 11/15/39	1,000,000	1,168,960
		9,574,730
U.S. Treasury Securities - 12.4%
U.S. Treasury Note
2.13%, 08/15/21 (e)	8,600,000	8,877,488
2.00%, 11/15/21	33,500,000	34,086,250
		42,963,738

Total Government and Agency Obligations (cost $51,452,585)		52,538,468

SHORT TERM INVESTMENTS - 4.0%
Repurchase Agreements - 0.4%
Repurchase Agreement with Credit Suisse Securities LLC, 0.20% (Collateralized by $1,227,000 U.S. Treasury Note, 0.25%, due 01/31/14, value $1,227,821) acquired on 01/31/12, due 02/01/12 at $1,200,007	1,200,000	1,200,000

Treasury Securities - 3.6%
U.S. Treasury Bill
0.04%, 05/10/12 (e)	82,000	81,987
0.04%, 05/17/12 (e)	692,000	691,883
0.05%, 06/28/12 (e)	8,000,000	7,997,696

See accompanying Notes to the Schedules of Investments.

	Shares/Par †	Value
0.05%, 06/14/12	2,500,000	2,499,373
0.06%, 07/05/12	1,000,000	999,699
		12,270,638

Total Short Term Investments (cost $13,471,498)		13,470,638

Total Investments - 100.2% (cost $337,578,823)		345,777,817
Other Assets and Liabilities, Net - (0.2%) (e)		(588,334)
Total Net Assets - 100.0%		$345,189,483

Notes to Schedules of Investments

†	Par amounts are listed in United States Dollars unless otherwise noted.
(a)

Restricted security. Restricted as to public resale. Restricted security or Rule 144A of the Securities Act of 1933, as amended, provides an exemption from the registration requirements for resale of the security to an institutional investor. See Restricted Securities Note in the Notes to Schedules of Investments.

(b)

Rule 144A liquid security. Rule 144A of the Securities Act of 1933, as amended, which provides an exemption from the registration requirements for resale of this security to an institutional investor. The sub-advisor and Fund deemed this security to be liquid based on procedures approved by the Board. As of January 31, 2012, the value of Rule 144A liquid securities was $58,429,876.

(c)	Variable rate security. Rate stated was in effect as of January 31, 2012.
(d)	The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.
(e)	All or a portion of the securities or cash is pledged or segregated as collateral for futures or swap agreements.

Schedule of Open Futures Contracts

	Expiration	Contracts Long	Unrealized Appreciation

U.S. Treasury Note Future, 10-Year	March 2012	96	$144,831
			$144,831

Schedule of Open Forward Foreign Currency Contracts

Purchased/ Sold	Settlement Date	Counter- Party		Notional Amount	Value	Unrealized Gain/(Loss)

AUD/USD	02/23/2012	BNP	AUD	1,225,000	$1,297,564	$49,878
CAD/USD	02/09/2012	DUB	CAD	2,947,000	2,938,607	28,995
CAD/USD	03/22/2012	BCL	CAD	2,947,000	2,935,768	451
CNY/USD	02/13/2012	DUB	CNY	55,392,900	8,779,274	79,274
EUR/USD	04/16/2012	BNP	EUR	1,625,000	2,126,090	57,546
JPY/USD	02/14/2012	DUB	JPY	13,820,000	181,340	1,080
KRW/USD	02/27/2012	DUB	KRW	4,199,500,000	3,731,037	31,037
MXN/USD	03/15/2012	DUB	MXN	39,594,860	3,027,061	127,061
NOK/USD	02/16/2012	CSI	NOK	8,693,000	1,480,881	36,575
PHP/USD	03/15/2012	DUB	PHP	64,875,000	1,507,503	7,503
SGD/USD	02/10/2012	DUB	SGD	3,720,297	2,957,651	57,651
USD/AUD	02/23/2012	GSC	AUD	(5,377,000)	(5,695,511)	(411,936)
USD/AUD	02/23/2012	BNP	AUD	(1,288,000)	(1,364,296)	(93,130)
USD/AUD	02/23/2012	DUB	AUD	(2,421,000)	(2,564,410)	(171,445)
USD/AUD	02/23/2012	BCL	AUD	(1,696,000)	(1,796,464)	(9,534)
USD/CAD	02/09/2012	BCL	CAD	(2,947,000)	(2,938,607)	(421)
USD/EUR	04/16/2012	DUB	EUR	(6,508,000)	(8,514,825)	(164,736)
USD/KRW	02/27/2012	MSC	KRW	(2,243,024,000)	(1,992,810)	(32,810)
USD/KRW	02/27/2012	MSC	KRW	(1,144,500,000)	(1,016,829)	(16,829)
USD/MXN	03/15/2012	GSC	MXN	(29,443,645)	(2,250,992)	(80,992)
USD/MXN	03/15/2012	DUB	MXN	(302,800)	(23,149)	(881)
USD/PHP	03/15/2012	GSC	PHP	(32,625,000)	(758,108)	(8,108)
USD/SGD	02/10/2012	DUB	SGD	(1,811,320)	(1,440,007)	(40,007)
					$606,768	$(553,778)

See accompanying Notes to the Schedules of Investments.

Schedule of Interest Rate Swap Agreements

Counterparty	Floating Rate Index	Fund Paying / Receiving Floating Rate	Fixed Rate	Expiration Date	Notional Amount(1)		Unrealized Appreciation / (Depreciation)

CSI	6-Month Australian Bank Bill	Paying	4.75%	06/15/2022	AUD	7,600,000	$117,924
GSC	Brazil Interbank Deposit Rate	Paying	9.98%	01/02/2014	BRL	100,000,000	69,107
MSC	Mexican Interbank Rate	Paying	5.60%	09/06/2016	MXN	240,000,000	212,811
							$399,842

Schedule of Credit Default Swap Agreements

Counterparty	Reference Obligation	Implied Credit Spread (3)	Fixed Rate (5)	Expiration Date	Notional Amount (1),(4)	Value	Unrealized Appreciation / (Depreciation)
Credit default swap agreements - sell protection (2)
BNP	Alcoa Inc., 5.72%, 02/23/2019	2.82%	1.00%	03/20/2017	$(1,000,000)	$(84,642)	$31,724
GSI	Australian Government Bond, 6.50%, 05/15/2013	0.74%	1.00%	12/20/2016	(2,300,000)	28,830	6,537
BOA	CDX.IG.17	1.01%	1.00%	12/20/2016	(10,000,000)	(3,979)	62,794
MSC	Federated Republic of Brazil, 12.25%, 03/06/2030	1.43%	1.00%	12/20/2016	(6,500,000)	(130,028)	(8,529)
DUB	French Republic, 4.25%, 04/25/2019	1.79%	0.25%	12/20/2016	(1,500,000)	(105,816)	21,785
BNP	General Electric Capital Corp., 5.63%, 09/15/2017	1.90%	1.00%	03/20/2017	(5,000,000)	(214,331)	57,609
GSI	Japanese Government Bond, 2.00%, 03/21/2022	1.33%	1.00%	12/20/2016	(3,300,000)	(51,110)	(12,234)
BNP	Morgan Stanley, 6.60%, 04/01/2012	2.72%	1.00%	03/20/2013	(1,700,000)	(32,632)	(3,287)
MSC	People’s Republic of China, 4.75%, 10/29/2013	1.33%	1.00%	12/20/2016	(4,000,000)	(62,315)	(8,867)
DUB	Republic of Korea, 4.88%, 09/22/2014	1.47%	1.00%	12/20/2016	(5,000,000)	(109,612)	(17,297)
BNP	Rio Tinto Finance USA Ltd., 6.50%, 07/15/2018	1.49%	1.00%	03/20/2017	(2,000,000)	(47,799)	22,407
GSI	Russia - Eurobond, 7.50%, 03/31/2030	2.21%	1.00%	12/20/2016	(2,300,000)	(127,703)	24,106
BOA	Tokyo Electric Power Co., 0.68%, 05/30/2013	4.90%	1.00%	12/20/2013	(1,047,920)	(72,170)	107,384
DUB	UK Gilt Treasury Bond, 4.25%, 06/07/2032	0.77%	1.00%	12/20/2016	(3,000,000)	32,510	25,122
MSC	United Mexican States, 5.95%, 03/19/2019	1.40%	1.00%	12/20/2016	(6,000,000)	(111,429)	(6,311)
					$(54,647,920)	$(1,092,226)	$302,943

(1)Notional amount is stated in USD unless otherwise noted.

(2)If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the referenced obligation and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the reference obligation or underlying securities comprising the referenced index.

(3)Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues, sovereign issues of an emerging market country and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative.  The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.  Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs is limited to the total notional amount which is defined under the terms of each swap agreement.

(5)If the Fund is a buyer of protection, the Fund pays the fixed rate.  If the Fund is a seller of protection, the Fund receives the fixed rate.

See accompanying Notes to the Schedules of Investments.

Curian Series Trust (Unaudited)

Schedules of Investments

January 31, 2012

	Shares/Par †	Value

Curian/PIMCO Total Return Fund

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 2.3%
Bear Stearns CMBS REMIC, 5.47%, 01/12/45 (a)	$700,000	$800,136
Citigroup Commercial Mortgage Trust REMIC, 5.70%, 06/10/17 (a)	450,000	513,730
Delta Air Lines Inc. Pass-Through Trust
6.20%, 07/02/18	179,857	193,346
7.75%, 12/17/19	350,898	387,742
First Horizon Alternative Mortgage Securities REMIC, 2.32%, 06/25/34 (a)	1,015,538	835,835
Greenwich Capital Commercial Funding Corp. REMIC, 5.44%, 03/10/39	1,200,000	1,316,381
JPMorgan Chase Commercial Mortgage Securities Corp. REMIC
5.34%, 05/15/47	1,400,000	1,524,525
5.42%, 01/15/49	400,000	442,003
5.88%, 02/15/51 (a)	700,000	784,128
Merrill Lynch/Countrywide Commercial Mortgage Trust REMIC, 5.49%, 03/12/51 (a)	1,500,000	1,607,720
Morgan Stanley Capital I REMIC, 5.81%, 12/12/49	1,000,000	1,138,957
Morgan Stanley Re-REMIC Trust, 5.98%, 04/12/17 (a)	1,500,000	1,705,254
Northwest Airlines 2000-1 Pass Through Trust, 7.15%, 10/01/19	7,997,388	7,997,388
PHH Mortgage Capital LLC REMIC, 5.58%, 07/18/35 (a)	2,146,044	1,950,368
SBA Tower Trust, 5.10%, 04/15/17 (b)	100,000	107,180
Wachovia Bank Commercial Mortgage Trust REMIC, 5.34%, 12/15/43	1,000,000	1,069,386

Total Non-U.S. Government Agency Asset- Backed Securities (cost $21,668,433)		22,374,079

CORPORATE BONDS AND NOTES - 34.5%

CONSUMER DISCRETIONARY - 0.6%
COX Communications Inc., 7.13%, 10/01/12	2,000,000	2,087,242
Time Warner Cable Inc., 6.20%, 07/01/13	1,700,000	1,825,064
Time Warner Inc., 6.10%, 07/15/40	1,500,000	1,785,039
		5,697,345
CONSUMER STAPLES - 0.5%
Cadbury Schweppes U.S. Finance LLC, 5.13%, 10/01/13 (b)	1,400,000	1,486,044
General Mills Inc., 5.25%, 08/15/13	700,000	747,164
UST LLC, 6.63%, 07/15/12	3,000,000	3,073,353
		5,306,561
ENERGY - 1.8%
Anadarko Petroleum Corp., 5.95%, 09/15/16	200,000	229,806
Gaz Capital SA
6.21%, 11/22/16 (b)	600,000	643,500
8.15%, 04/11/18 (b)	1,400,000	1,631,000
Gazprom OAO
8.13%, 07/31/14 (b)	600,000	658,500
9.25%, 04/23/19	550,000	675,400
7.20%, 02/01/20	181,777	197,312
6.51%, 03/07/22	100,000	105,500
8.63%, 04/28/34	1,900,000	2,337,000
Kinder Morgan Energy Partners LP
5.85%, 09/15/12	2,800,000	2,883,118
5.95%, 02/15/18	1,300,000	1,493,874
Peabody Energy Corp., 6.50%, 09/15/20	100,000	105,000
Petrobras International Finance Co.
7.88%, 03/15/19	300,000	359,961
5.75%, 01/20/20	1,200,000	1,285,841
Petroleos Mexicanos
8.00%, 05/03/19	200,000	250,000
5.50%, 01/21/21	200,000	216,500
Plains All American Pipeline LP, 4.25%, 09/01/12	2,350,000	2,391,851
Tennessee Gas Pipeline Co., 8.00%, 02/01/16	800,000	937,641
TNK-BP Finance SA
7.50%, 03/13/13 (b)	500,000	525,625
7.50%, 07/18/16	300,000	330,000
		17,257,429
FINANCIALS - 27.9%
Ally Financial Inc.
6.88%, 08/28/12	400,000	406,000
7.50%, 12/31/13	1,500,000	1,578,750
American Express Bank FSB, 6.00%, 09/13/17	3,300,000	3,829,640
American Express Co., 7.00%, 03/19/18	9,200,000	11,296,947
American International Group Inc.
5.85%, 01/16/18	1,000,000	1,042,695
8.25%, 08/15/18	2,500,000	2,878,760
6.40%, 12/15/20	800,000	870,168
ANZ National International Ltd., 6.20%, 07/19/13 (b)	800,000	845,199
Banco do Brasil SA, 6.00%, 01/22/20 (b)	400,000	440,000
Banco Santander Brasil SA
2.66%, 03/18/14 (a) (b)	7,700,000	7,349,973
4.25%, 01/14/16 (b)	1,000,000	975,000
Banco Santander Chile SA, 1.81%, 04/20/12 (a) (b)	300,000	300,023
Bank of America Corp.
1.04%, 09/11/12 (a)	1,300,000	1,288,366
4.75%, 05/23/17 (a), EUR	1,200,000	1,271,419
6.00%, 09/01/17	100,000	104,520
7.63%, 06/01/19	2,500,000	2,825,590
Barclays Bank Plc
5.45%, 09/12/12	3,000,000	3,071,529
2.38%, 01/13/14	1,400,000	1,393,818
10.18%, 06/12/21 (b)	11,760,000	13,488,485
BNP Paribas SA
1.48%, 01/10/14 (a)	1,300,000	1,251,386
5.00%, 01/15/21	1,100,000	1,101,228
Cantor Fitzgerald LP, 7.88%, 10/15/19 (b)	850,000	853,290
Capital One Financial Corp., 6.75%, 09/15/17	900,000	1,035,997
Citigroup Inc.
0.81%, 06/09/16 (a)	12,300,000	10,125,778
5.50%, 02/15/17	5,625,000	5,872,905
2.20%, 05/15/18 (a)	500,000	425,732
8.50%, 05/22/19	6,950,000	8,491,691
8.13%, 07/15/39	2,300,000	3,006,758
Credit Agricole Home Loan SFH, 1.31%, 07/21/14 (a) (b)	1,800,000	1,725,201
Credit Agricole SA
6.64% (callable at 100 beginning 09/04/19) (b) (c)	9,600,000	6,816,000
8.13% (callable at 100 beginning 10/26/19) (c), GBP	700,000	827,293
2.01%, 01/21/14 (a) (b)	1,500,000	1,417,342
Export-Import Bank of Korea, 4.00%, 01/29/21	600,000	575,701
Fifth Third Bancorp, 8.25%, 03/01/38	4,200,000	5,384,274

See accompanying Notes to the Schedules of Investments.

	Shares/Par †	Value
Ford Motor Credit Co. LLC
8.00%, 06/01/14	1,800,000	1,979,831
6.63%, 08/15/17	1,000,000	1,118,755
5.88%, 08/02/21	1,300,000	1,421,482
General Electric Capital Corp., 5.88%, 01/14/38	3,500,000	3,828,996
Goldman Sachs Group Inc.
1.55%, 07/29/13 (a)	1,600,000	1,559,042
6.15%, 04/01/18	6,700,000	7,224,731
6.75%, 10/01/37	7,209,000	7,138,734
HBOS Plc
0.73%, 09/06/17 (a)	2,571,000	1,833,123
6.75%, 05/21/18 (b)	900,000	791,814
HSBC Bank USA, 5.88%, 11/01/34	4,500,000	4,536,189
HSBC Finance Corp., 0.96%, 06/01/16 (a)	1,100,000	975,490
HSBC Holdings Plc, 5.10%, 04/05/21	1,000,000	1,086,589
ICICI Bank Ltd., 5.75%, 11/16/20	2,700,000	2,644,418
Industrial Bank of Korea, 3.75%, 09/29/16 (b)	1,500,000	1,512,010
International Lease Finance Corp., 6.63%, 11/15/13	1,300,000	1,322,750
Intesa Sanpaolo SpA, 2.91%, 02/24/14 (a) (b)	1,700,000	1,566,978
JPMorgan Chase & Co.
3.15%, 07/05/16	500,000	507,621
7.25%, 02/01/18	12,500,000	14,947,025
6.30%, 04/23/19	700,000	808,906
4.40%, 07/22/20	1,200,000	1,241,683
Korea Development Bank, 8.00%, 01/23/14	100,000	110,073
Kreditanstalt fuer Wiederaufbau, 2.00%, 09/07/16, EUR	3,000,000	4,038,122
LBG Capital No.1 Plc, 7.88%, 11/01/20 (b)	3,000,000	2,490,000
LBG Capital No.2 Plc, 11.25%, 09/14/23, GBP	400,000	567,286
Lincoln National Corp., 8.75%, 07/01/19	500,000	625,318
Lloyds TSB Bank Plc, 5.80%, 01/13/20 (b)	5,300,000	5,399,661
Merrill Lynch & Co. Inc.
6.40%, 08/28/17	4,700,000	4,969,249
6.88%, 04/25/18	2,900,000	3,129,561
Morgan Stanley
3.01%, 05/14/13 (a)	1,000,000	999,320
3.45%, 11/02/15	4,000,000	3,890,312
5.75%, 02/14/17, GBP	300,000	483,659
5.95%, 12/28/17	1,900,000	1,952,009
7.30%, 05/13/19	1,200,000	1,308,902
Nationwide Building Society, 6.25%, 02/25/20 (b)	1,400,000	1,431,695
Nomura Holdings Inc, 6.70%, 03/04/20	5,100,000	5,476,273
Nordea Bank AB, 4.88%, 01/27/20 (b)	5,300,000	5,539,030
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 06/30/21 (b)	490,000	509,110
Ohio National Financial Services Inc., 6.38%, 04/30/20 (b)	2,500,000	2,855,845
Pacific LifeCorp., 6.00%, 02/10/20 (b)	8,700,000	9,629,517
Royal Bank of Scotland Group Plc
6.99% (callable at 100 beginning 10/05/17) (b) (c)	9,900,000	7,623,000
4.88%, 03/16/15	1,000,000	1,012,261
3.95%, 09/21/15	13,900,000	13,807,523
Russian Agricultural Bank OJSC, 9.00%, 06/11/14	350,000	386,313
SLM Corp.
5.14%, 06/15/16	10,000,000	9,184,700
8.45%, 06/15/18	1,500,000	1,623,750
8.00%, 03/25/20	900,000	958,500
Societe Generale SA
7.76% (callable at 100 beginning 05/22/13) (c), EUR	4,000,000	3,871,822
9.38% (callable at 100 beginning 09/04/19) (c), EUR	1,200,000	1,383,963
TransCapitalInvest Ltd.
8.70%, 08/07/18	200,000	243,000
8.70%, 08/07/18 (b)	350,000	425,250
UBS AG, 5.75%, 04/25/18	900,000	1,006,454
UBS Preferred Funding Trust V, 6.24%, (callable at 100 beginning 05/15/16) (c)	6,900,000	6,210,000
Wachovia Corp., 5.75%, 02/01/18	1,600,000	1,842,506
White Nights Finance BV, 10.50%, 03/25/14	100,000	113,160
		267,310,769
HEALTH CARE - 0.9%
HCA Inc.
6.50%, 02/15/20	400,000	424,000
7.25%, 09/15/20	1,150,000	1,237,687
HCA Inc. Extended Term Loan, 6.90%, 05/02/16 (a)	4,235,000	4,070,894
Sanofi-Aventis SA, 0.88%, 03/28/14 (a)	2,800,000	2,800,753
		8,533,334
INDUSTRIALS - 0.5%
Asciano Finance Ltd., 5.00%, 04/07/18 (b)	3,400,000	3,508,909
RZD Capital Ltd., 5.74%, 04/03/17	200,000	207,500
Union Pacific Corp., 4.16%, 07/15/22	700,000	767,608
		4,484,017
INFORMATION TECHNOLOGY - 0.1%
Xerox Corp., 5.50%, 05/15/12	1,300,000	1,316,901

MATERIALS - 0.6%
Corp. Nacional del Cobre de Chile, 6.15%, 10/24/36 (b)	100,000	125,502
Dow Chemical Co.
4.85%, 08/15/12	1,100,000	1,123,099
8.55%, 05/15/19 (d)	1,200,000	1,590,716
Gerdau Holdings Inc., 7.00%, 01/20/20 (b)	1,000,000	1,090,000
Gold Fields Orogen Holding BVI Ltd., 4.88%, 10/07/20 (b)	200,000	189,721
GTL Trade Finance Inc.
7.25%, 10/20/17	200,000	220,000
7.25%, 10/20/17 (b)	300,000	330,000
Vale Overseas Ltd.
5.63%, 09/15/19	400,000	446,636
4.63%, 09/15/20	700,000	738,699
		5,854,373
TELECOMMUNICATION SERVICES - 0.9%
America Movil SAB de CV
5.00%, 10/16/19	2,700,000	3,038,364
5.00%, 03/30/20	800,000	900,566
AT&T Inc., 6.50%, 09/01/37	2,000,000	2,467,008
Crown Castle Towers LLC, 5.50%, 01/15/17 (b)	100,000	109,556
Deutsche Telekom International Finance BV, 5.88%, 08/20/13	1,500,000	1,594,765
Vivendi SA, 5.75%, 04/04/13 (b)	800,000	837,156
		8,947,415
UTILITIES - 0.7%
Centrais Eletricas Brasileiras SA, 6.88%, 07/30/19 (b)	200,000	227,700
Duke Energy Corp., 5.65%, 06/15/13	1,700,000	1,807,756
EDF SA, 4.60%, 01/27/20 (b)	3,000,000	3,121,128

See accompanying Notes to the Schedules of Investments.

	Shares/Par †	Value
Electricite de France SA, 6.50%, 01/26/19 (b)	900,000	1,041,550
Nakilat Inc., 6.07%, 12/31/33	100,000	108,000
		6,306,134
Total Corporate Bonds and Notes (cost $319,083,544)		331,014,278

GOVERNMENT AND AGENCY OBLIGATIONS - 99.0%

GOVERNMENT SECURITIES - 58.8%
Federal Home Loan Mortgage Corp. - 0.4% (e)
Federal Home Loan Mortgage Corp.
5.50%, 08/23/17	2,400,000	2,949,286
2.38%, 01/13/22	600,000	606,678
		3,555,964
Federal National Mortgage Association - 6.0% (e)
Federal National Mortgage Association
1.25%, 01/30/17	45,800,000	46,357,294
5.00%, 02/13/17 - 05/11/17	4,700,000	5,627,365
5.38%, 06/12/17	4,700,000	5,725,291
		57,709,950
Municipals - 2.8%
American Municipal Power Inc., 8.08%, 02/15/50	2,200,000	3,087,744
Bay Area Toll Authority, 6.91%, 10/01/50	1,000,000	1,375,550
Bay Area Toll Authority, Toll Bridge Revenue, RB - Series S1, 7.04%, 04/01/50	2,000,000	2,787,980
Las Vegas Valley Water District, 7.26%, 06/01/34	10,000,000	11,409,400
New Jersey State Turnpike Authority, 7.10%, 01/01/41	2,000,000	2,842,920
New Jersey Transportation Trust Fund Authority, 5.00%, 06/15/42	700,000	763,924
New York City Municipal Water Finance Authority, 5.44%, 06/15/43	2,000,000	2,485,000
State of California, 7.60%, 11/01/40	1,000,000	1,354,890
State of Iowa, 6.75%, 06/01/34	400,000	462,516
		26,569,924
Sovereign - 1.9%
Canada Housing Trust No. 1, 2.65%, 03/15/22 (b), CAD	3,100,000	3,164,925
Province of Ontario, Canada, 4.60%, 06/02/39, CAD	2,000,000	2,387,175
Province of Quebec, Canada
4.50%, 12/01/18 - 12/01/19, CAD	7,200,000	8,187,015
4.25%, 12/01/21, CAD	2,600,000	2,897,780
3.50%, 12/01/22, CAD	1,000,000	1,044,649
Qatar Government International Bond, 6.40%, 01/20/40 (b)	700,000	812,000
		18,493,544
Treasury Inflation Index Securities - 3.2%
U.S. Treasury Inflation Indexed Note
0.63%, 07/15/21 (f)	7,528,125	8,279,176
2.38%, 01/15/25 - 01/15/27 (f)	9,441,789	12,456,744
2.00%, 01/15/26 (f)	6,838,980	8,637,420
1.75%, 01/15/28 (f)	863,904	1,070,026
3.63%, 04/15/28 (f)	139,873	213,547
3.38%, 04/15/32 (f)	127,454	202,831
		30,859,744
U.S. Treasury Securities - 44.5%
U.S. Treasury Note
0.88%, 12/31/16, TBA (g)	169,900,000	171,399,877
1.38%, 11/30/18 (h)	224,519,000	227,097,376
2.63%, 11/15/20	12,800,000	13,884,007
3.63%, 02/15/21 (h)	4,900,000	5,724,195
2.13%, 08/15/21	8,400,000	8,671,034
		426,776,489
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 40.2%
Federal Home Loan Mortgage Corp. - 6.6%
Federal Home Loan Mortgage Corp.
4.50%, 09/01/35 - 12/01/41	27,343,243	29,127,487
5.50%, 02/15/41, TBA (g)	15,000,000	16,263,282
4.00%, 03/15/42, TBA (g)	14,000,000	14,724,062
REMIC, 1.01%, 05/15/37 (a)	2,745,908	2,748,159
		62,862,990
Federal National Mortgage Association - 33.6%
Federal National Mortgage Association
3.50%, 02/15/26 - 02/15/41, TBA (g)	38,000,000	39,956,562
3.50%, 09/01/26 - 01/01/42	60,993,940	64,245,734
3.00%, 03/15/27, TBA (g)	102,000,000	106,016,255
4.50%, 04/01/29 - 01/01/42	73,950,411	79,126,235
4.00%, 02/15/41 - 03/15/42, TBA (g)	16,000,000	16,896,562
5.50%, 07/01/41	15,000,010	16,330,968
		322,572,316
Total Government and Agency Obligations (cost $938,925,568)		949,400,921

PURCHASED OPTIONS - 0.0%
Federal National Mortgage Association TBA Put Option, Strike Price 84, Expiration 03/08/12, CSI (i)	250,000	—

Total Options (cost $2,930)		—

SHORT TERM INVESTMENTS - 0.7%
Repurchase Agreements - 0.5%
Repurchase Agreement with J.P. Morgan Securities LLC, 0.20% (Collateralized by $4,865,200 U.S. Treasury Note, 2.25%, due 05/31/14, value $5,091,384) acquired on 01/31/12, due 02/01/12 at $5,000,028	$5,000,000	5,000,000
Treasury Securities - 0.2%
U.S. Treasury Bill
0.04%, 03/15/12 (h)	320,000	319,984
0.07%, 07/26/12 (h)	990,000	989,613
0.10%, 01/10/13	270,000	269,710
		1,579,307
Total Short Term Investments (cost $6,579,403)		6,579,307

Total Investments - 136.5% (cost $1,286,259,878)		1,309,368,585
Total Forward Sales Commitments - (1.1%) (proceeds $10,640,625)		(10,685,938)
Other Assets and Liabilities, Net - (35.4%) (h)		(339,601,626)
Total Net Assets - 100.0%		$959,081,021

See accompanying Notes to the Schedules of Investments.

	Shares/Par †	Value

FORWARD SALES COMMITMENTS - 1.1%

GOVERNMENT AND AGENCY OBLIGATIONS - 1.1%
Federal National Mortgage Association - 1.1%
Federal National Mortgage Association, 4.50%, 02/15/41 , TBA (g)	$10,000,000	$10,685,938

Total Government and Agency Obligations - 1.1% (proceeds $10,640,625)		$10,685,938

Notes to Schedules of Investments

†	Par amounts are listed in United States Dollars unless otherwise noted. Options are quoted in number of contracts.
(a)	Variable rate security. Rate stated was in effect as of January 31, 2012.
(b)

Rule 144A liquid security. Rule 144A of the Securities Act of 1933, as amended, which provides an exemption from the registration requirements for resale of this security to an institutional investor. The sub-advisor and Fund deemed this security to be liquid based on procedures approved by the Board. As of January 31, 2012, the value of Rule 144A liquid securities was $95,299,673.

(c)	Perpetual maturity security. Interest rate is fixed until the first call date and variable thereafter.
(d)	The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.
(e)	This security is a direct debt of the agency and not collateralized by mortgages.
(f)	Foreign or U.S. Treasury inflation indexed note, par amount is adjusted for inflation.
(g)	Investment purchased on a delayed delivery basis. As of January 31, 2012, the total cost of investments purchased on a delayed delivery basis was $476,280,926.
(h)	All or a portion of the securities or cash is pledged or segregated as collateral for futures or swap agreements.
(i)

Security fair valued in good faith in accordance with the procedures established by the Trust’s Board of Trustees (“Board”). Good faith fair valued securities may be classified as Level 2 or Level 3 for Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820 “Fair Value Measurements and Disclosures” based on the applicable valuation inputs. See FASB ASC Topic 820 “Fair Value Measurements and Disclosures” in these Notes to the Schedules of Investments.

Schedule of Written Options

	Expiration Date	Exercise Price	Contracts	Value
Interest Rate Swaptions
Put Swaption, 3 month LIBOR versus 1.70% fixed, BOA	08/13/2012	N/A	54	$(11,747)
Put Swaption, 3 month LIBOR versus 1.70% fixed, DUB	08/13/2012	N/A	15	(3,263)
			69	$(15,010)

Summary of Written Options

	Contracts	Premiums
Curian/PIMCO Total Return Fund
Options outstanding at October 31, 2011	—	$—
Options written during the period	(69)	(84,788)
Options outstanding at January 31, 2012	(69)	$(84,788)

See accompanying Notes to the Schedules of Investments.

Schedule of Open Futures Contracts

	Expiration	Contracts Long	Unrealized Appreciation

90-Day Eurodollar Future	June 2014	400	$348,307
U.S. Treasury Note Future, 10-Year	March 2012	162	336,655
U.S. Treasury Note Future, 5-Year	March 2012	215	297,779
			$982,741

Schedule of Open Forward Foreign Currency Contracts

Purchased/ Sold	Settlement Date	Counter- Party		Notional Amount	Value	Unrealized Gain/(Loss)

CAD/USD	02/09/2012	BCL	CAD	11,409,000	$11,376,506	$1,630
GBP/USD	03/12/2012	BNP	GBP	631,000	994,028	17,404
GBP/USD	03/12/2012	MSC	GBP	980,000	1,543,815	42,749
USD/AUD	02/23/2012	DUB	AUD	(100,000)	(105,924)	(7,082)
USD/AUD	02/23/2012	DUB	AUD	(200,000)	(211,847)	(11,850)
USD/AUD	02/23/2012	MSC	AUD	(300,000)	(317,771)	(15,359)
USD/AUD	02/23/2012	CSI	AUD	(1,099,000)	(1,164,100)	(34,075)
USD/CAD	02/09/2012	CSI	CAD	(1,895,000)	(1,889,603)	(30,307)
USD/CAD	02/09/2012	CSI	CAD	(2,938,000)	(2,929,632)	(57,670)
USD/CAD	02/09/2012	CSI	CAD	(5,444,000)	(5,428,495)	(178,584)
USD/CAD	02/09/2012	DUB	CAD	(880,000)	(877,494)	(14,588)
USD/CAD	02/09/2012	DUB	CAD	(252,000)	(251,282)	(6,172)
USD/CAD	03/22/2012	BCL	CAD	(11,409,000)	(11,365,517)	(1,745)
USD/EUR	04/16/2012	MSC	EUR	(1,218,000)	(1,593,586)	(46,239)
USD/EUR	04/16/2012	DUB	EUR	(34,754,000)	(45,470,841)	(879,721)
USD/EUR	04/16/2012	CSI	EUR	(206,000)	(269,523)	(3,037)
USD/GBP	03/12/2012	DUB	GBP	(1,781,000)	(2,805,648)	(27,154)
USD/GBP	03/12/2012	DUB	GBP	(940,000)	(1,480,802)	(21,764)
USD/GBP	03/12/2012	MSC	GBP	(1,111,000)	(1,750,182)	(8,523)
USD/GBP	03/12/2012	BNP	GBP	(1,142,000)	(1,799,017)	(39,412)
USD/GBP	03/12/2012	DUB	GBP	(595,000)	(937,316)	(25,152)
USD/GBP	03/12/2012	BNP	GBP	(420,000)	(661,635)	(6,280)
USD/GBP	03/12/2012	BCL	GBP	(102,000)	(160,683)	(1,395)
USD/GBP	03/12/2012	BCL	GBP	(283,000)	(445,816)	(1,530)
					$(68,002,365)	$(1,355,856)

Schedule of Interest Rate Swap Agreements

Over-the-Counter Interest Rate Swap Agreements

Counterparty	Floating Rate Index	Fund Paying / Receiving Floating Rate	Fixed Rate	Expiration Date	Notional Amount (1)		Unrealized Appreciation / (Depreciation)

MSC	3-Month LIBOR	Receiving	2.75%	06/20/2042		$7,300,000	$(172,776)
MSC	Brazil Interbank Deposit Rate	Paying	10.58%	01/02/2014	BRL	2,500,000	7,470
MSC	Brazil Interbank Deposit Rate	Paying	10.58%	01/02/2014	BRL	12,500,000	30,504
MSC	Brazil Interbank Deposit Rate	Paying	10.58%	01/02/2014	BRL	13,300,000	1,256
GSC	Brazil Interbank Deposit Rate	Paying	9.98%	01/02/2014	BRL	13,800,000	16,406
BNP	6-Month EURIBOR	Paying	2.75%	03/21/2022	EUR	3,200,000	50,872
DUB	6-Month Australian Bank Bill	Paying	4.25%	06/15/2017	AUD	300,000	1,779
DUB	6-Month Australian Bank Bill	Paying	4.25%	06/15/2017	AUD	500,000	873
							$(63,616)

Exchange Traded Interest Rate Swap Agreements

n/a	6-Month EURIBOR	Paying	2.50%	03/21/2022	EUR	8,200,000	$477,292
n/a	6-Month EURIBOR	Paying	2.75%	03/21/2022	EUR	3,800,000	131,363
n/a	6-Month LIBOR	Paying	3.00%	03/21/2022	GBP	1,400,000	53,645
							$662,300

See accompanying Notes to the Schedules of Investments.

Schedule of Credit Default Swap Agreements

Over-the-Counter Credit Default Swap Agreements

Counterparty	Reference Obligation	Implied Credit Spread (4)	Fixed Rate(6)	Expiration Date	Notional Amount (1),(5)	Value	Unrealized Appreciation / (Depreciation)
Credit default swap agreements - sell protection (2)
DUB	Ally Financial Inc., 8.30%, 02/12/2015	4.87%	5.00%	03/20/2017	$(700,000)	$3,819	$49,805
DUB	Australian Government Bond, 6.50%, 05/15/2013	0.70%	1.00%	09/20/2016	(200,000)	2,723	(306)
GSI	Canadian Natural Resources, 6.25%, 03/15/2038	1.02%	1.00%	09/20/2015	(100,000)	(72)	1,309
BOA	Comcast Corp., 5.30%, 01/15/2014	0.71%	1.00%	12/20/2015	(100,000)	1,110	282
GSI	Federal Republic of Germany, 6.00%, 06/20/2016	0.82%	0.25%	09/20/2016	(5,200,000)	(134,096)	24,348
MSC	Federal Republic of Germany, 6.00%, 06/20/2016	0.86%	0.25%	12/20/2016	(600,000)	(17,499)	1,000
DUB	Federated Republic of Brazil, 12.25%, 03/06/2030	1.43%	1.00%	12/20/2016	(2,500,000)	(50,011)	13,979
DUB	French Republic, 4.25%, 04/25/2019	1.61%	0.25%	12/20/2015	(3,500,000)	(176,854)	38,563
MSC	French Republic, 4.25%, 04/25/2019	1.75%	0.25%	09/20/2016	(1,500,000)	(98,236)	20,291
MSC	Japanese Government Bond, 2.00%, 03/21/2022	1.33%	1.00%	12/20/2016	(1,800,000)	(27,878)	(13,549)
DUB	People’s Republic of China, 4.75%, 10/29/2013	1.33%	1.00%	12/20/2016	(2,200,000)	(34,273)	8,539
DUB	Republic of Indonesia, 7.25%, 04/20/2015	1.65%	1.00%	09/20/2016	(1,200,000)	(34,257)	21,887
DUB	Republic of Italy, 6.88%, 09/27/2023	4.11%	1.00%	06/20/2016	(600,000)	(70,593)	17,048
BOA	Rio Tinto Finance USA Ltd., 6.50%, 07/15/2018	1.10%	1.00%	09/20/2015	(200,000)	(730)	3,300
BOA	Time Warner Cable Inc., 5.85%, 05/01/2017	1.30%	1.00%	12/20/2015	(100,000)	(1,121)	1,763
BOA	Transocean Inc., 7.38%, 04/15/2018	0.93%	5.00%	09/20/2012	(100,000)	2,613	(422)
MSC	UK Gilt Treasury Bond, 4.25%, 06/07/2032	0.77%	1.00%	12/20/2016	(2,500,000)	27,092	19,179
DUB	United Mexican States, 5.95%, 03/19/2019	1.40%	1.00%	12/20/2016	(1,500,000)	(27,857)	9,933
					$(24,600,000)	$(636,120)	$216,949

Exchange Traded Credit Default Swap Agreements

Credit default swap agreements - purchase protection (3)
N/A	CDX.HY.17	n/a	5.00%	12/20/2016	$23,912,000	$627,690	$(62,299)

(1)  Notional amount is stated in USD unless otherwise noted.

(2)  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the referenced obligation and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the reference obligation or underlying securities comprising the referenced index.

(3)  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the referenced obligation agreement and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)  Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues, sovereign issues of an emerging market country and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative.  The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.  Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)  The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs is limited to the total notional amount which is defined under the terms of each swap agreement.

(6)  If the Fund is a buyer of protection, the Fund pays the fixed rate.  If the Fund is a seller of protection, the Fund receives the fixed rate.

See accompanying Notes to the Schedules of Investments.

Curian Series Trust (Unaudited)

Schedules of Investments

January 31, 2012

	Shares	Value

Curian/WMC International Equity Fund

COMMON STOCKS - 94.9%

BELGIUM - 1.3%
Umicore	60,824	$2,827,978

BERMUDA - 0.1%
Aquarius Platinum Ltd.	124,355	334,109

BRAZIL - 5.3%
CETIP SA	47,200	728,045
Cia de Concessoes Rodoviarias	243,800	1,696,777
Itau Unibanco Holding SA - ADR	173,100	3,455,076
JSL SA	177,100	743,998
Localiza Rent a Car SA	35,100	576,362
PDG Realty SA Empreendimentos e Participacoes	508,800	2,061,758
Petroleo Brasileiro SA - ADR	72,600	2,217,930
Raia Drogasil SA	32,697	271,354
		11,751,300
CANADA - 1.6%
Canadian Natural Resources Ltd.	25,400	1,006,171
Kinross Gold Corp.	37,500	423,731
Potash Corp. of Saskatchewan Inc.	32,400	1,514,376
Talisman Energy Inc.	48,600	580,660
		3,524,938
CHILE - 0.4%
Enersis SA - ADR	54,300	994,233

CHINA - 2.5%
China Pacific Insurance Group Co. Ltd. - Class H	927,200	3,084,569
CITIC Securities Co. Ltd. - Class H (a)	17,500	34,570
Dongfeng Motor Group Co. Ltd. - Class H	734,000	1,372,352
ENN Energy Holdings Ltd.	268,000	813,818
Shandong Weigao Group Medical Polymer Co. Ltd. - Class H	252,000	232,006
		5,537,315
DENMARK - 0.3%
DSV A/S	29,166	595,806

FINLAND - 0.6%
Kone Oyj - Class B	2,425	132,019
Nokian Renkaat Oyj	34,170	1,220,644
		1,352,663
FRANCE - 12.7%
Accor SA	33,087	1,005,377
Cie Generale d’Optique Essilor International SA	52,266	3,828,510
Compagnie Generale des Etablissements Michelin	31,968	2,186,954
Danone SA	84,085	5,189,733
Pernod-Ricard SA	44,681	4,289,259
Safran SA	78,931	2,459,302
Schneider Electric SA	56,373	3,501,099
Technip SA	16,544	1,552,042
Unibail-Rodamco SE	22,305	4,283,027
		28,295,303
GERMANY - 6.7%
Allianz SE	18,524	2,036,792
Beiersdorf AG	51,169	3,072,148
Continental AG (a)	40,968	3,272,617
GSW Immobilien AG (a)	7,157	221,778
Roche Holding AG	30,548	5,170,427
SGS SA	1,155	2,072,852
Infineon Technologies AG	460,343	4,200,592
SAP AG	37,395	2,259,353
		15,063,280
HONG KONG - 3.6%
AIA Group Ltd.	1,321,400	4,413,016
Hengan International Group Co. Ltd.	189,000	1,690,089
Shangri-La Asia Ltd.	422,000	876,072
Sun Hung Kai Properties Ltd.	76,000	1,052,493
		8,031,670
IRELAND - 1.8%
CRH Plc	90,493	1,795,315
Elan Corp. Plc - ADR (a)	165,100	2,247,011
		4,042,326
ISRAEL - 1.3%
Teva Pharmaceutical Industries Ltd. - ADR	62,800	2,834,164

ITALY - 2.0%
Snam Rete Gas SpA	1,017,919	4,588,292

JAPAN - 10.7%
Acom Co. Ltd. (a)	25,330	456,286
Daiichi Sankyo Co. Ltd.	44,200	841,435
Daito Trust Construction Co. Ltd.	31,300	2,948,491
Eisai Co. Ltd.	48,400	2,003,437
FamilyMart Co. Ltd.	23,900	967,351
Fanuc Ltd.	15,900	2,672,251
Fast Retailing Co. Ltd.	18,000	3,577,801
INPEX Corp.	200	1,364,471
JS Group Corp.	119,000	2,460,562
Komatsu Ltd.	57,600	1,624,015
Mitsubishi UFJ Financial Group Inc.	458,100	2,097,572
Mitsui Fudosan Co. Ltd.	178,000	2,926,187
		23,939,859
KOREA, SOUTH - 2.1%
Samsung Electronics Co. Ltd.	4,726	4,657,215

MALAYSIA - 0.2%
AirAsia BHD	389,900	455,011

NETHERLANDS - 1.8%
ASML Holding NV - ADR	30,800	1,324,092
ING Groep NV (a)	228,407	2,078,817
Unilever NV	18,857	627,745
		4,030,654
NORWAY - 0.8%
Telenor ASA	109,257	1,781,222

RUSSIAN FEDERATION - 1.0%
Sberbank of Russia - ADR	151,200	1,814,400
X5 Retail Group NV - GDR (a)	20,149	443,681
		2,258,081
SWEDEN - 2.8%
Assa Abloy AB - Class B	89,278	2,422,744
SKF AB - Class B	128,608	3,034,412
Volvo AB - Class B	57,846	747,895
		6,205,051
SWITZERLAND - 10.3%
Adecco SA (a)	28,793	1,364,735
Compagnie Financiere Richemont SA	12,677	717,514
Givaudan SA	3,599	3,360,500
Kuehne & Nagel International AG	20,396	2,563,625

See accompanying Notes to the Schedules of Investments.

	Shares	Value
Swiss Re Ltd. (a)	62,271	3,377,720
UBS AG (a)	329,000	4,478,403
		23,105,777
TAIWAN - 3.0%
Synnex Technology International Corp.	533,000	1,315,049
Taiwan Semiconductor Manufacturing Co. Ltd.	1,749,000	4,640,355
WPG Holdings Co. Ltd.	526,000	735,111
		6,690,515
UNITED KINGDOM - 21.4%
AstraZeneca Plc	55,778	2,684,745
Barclays Plc	215,566	722,007
BG Group Plc	249,495	5,602,433
BP Plc	684,741	5,080,528
British American Tobacco Plc	66,507	3,057,058
Ensco International Plc - ADR	68,000	3,579,520
Glencore International Plc	88,226	571,676
Imperial Tobacco Group Plc	80,126	2,866,152
InterContinental Hotels Group Plc	31,687	645,124
National Grid Plc	553,295	5,510,281
Rio Tinto Plc	58,350	3,498,609
Rolls-Royce Holdings Plc (a)	445,640	5,164,958
Standard Chartered Plc	76,281	1,843,918
Tesco Plc	534,695	2,692,854
Vodafone Group Plc	1,621,871	4,365,200
		47,885,063
UNITED STATES OF AMERICA - 0.6%
Carnival Plc	41,900	1,265,380
Michael Kors Holdings Ltd. (a)	6,100	188,795
		1,454,175
Total Common Stocks (cost $201,185,401)		212,235,999

PREFERRED STOCKS - 0.1%

BRAZIL - 0.1%
Banco do Estado do Rio Grande do Sul	19,600	225,705

Total Preferred Stocks (cost $204,141)		225,705

Total Investments - 95.0% (cost $201,389,542)		212,461,704
Other Assets and Liabilities, Net - 5.0%		11,118,489
Total Net Assets - 100.0%		$223,580,193

(a)     Non-income producing security.

See accompanying Notes to the Schedules of Investments.

Curian Series Trust (Unaudited)

Notes to Schedules of Investments

January 31, 2012

Currencies:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CNY – Chinese Yuan

EUR – European Currency Unit (Euro)

GBP – British Pound

JPY – Japanese Yen

KRW – Korean Won

MXN – Mexican Peso

NOK – Norwegian Krone

PHP – Philippine Peso

SGD – Singapore Dollar

USD – United States Dollar

Abbreviations:

ADR – American Depositary Receipt

BVI – British Virgin Islands

CDX – Credit Default Swap Index

CMBS – Commercialized Mortgage Backed Security

EURIBOR – Europe Interbank Offered Rate

GDR – Global Depository Receipt

GO – General Obligation

LIBOR – London Interbank Offered Rate

OJSC – Open Joint Stock Company

RB – Revenue Bond

REMIC – Real Estate Mortgage Investment Conduit

TBA – To Be Announced (Securities purchased on a delayed delivery basis)

Counterparty Abbreviations:

BCL - Barclays Capital Inc.

BNP - BNP Paribas Securities

BOA - Bancamerica Securities/Bank of America NA

CSI - Credit Suisse Securities, LLC

DUB - Deutsche Bank Alex Brown Inc.

GSC - Goldman Sachs & Co.

GSI - Goldman Sachs International

MSC - Morgan Stanley & Co., Incorporated

Restricted Securities - Restricted securities are often purchased in private placement transactions and cannot be sold without prior registration unless the sale is pursuant to an exemption under the Securities Exchange Act of 1933, as amended.  The following table details restricted securities, including Rule 144A securities that have been deemed illiquid, held by the Funds at January 31, 2012.

	Initial Acquisition Date	Cost	Ending Value	Percent of Net Assets

Curian/PIMCO Income Fund
BG Energy Capital Plc, 4.00%, 10/15/21	12/05/2011	$3,082,152	$3,215,742	0.9%
CVS Pass-Through Trust, 5.93%, 01/10/34	12/08/2011	1,500,000	1,571,775	0.5
Daimler Finance North America LLC, 1.91%, 07/11/13	01/05/2012	2,000,000	2,002,398	0.6
Deutsche Telekom International Finance BV, 3.13%, 04/11/16	01/06/2012	2,648,545	2,673,486	0.8
FedEx Corp. 2012 Pass-Through Trust, 2.63%, 01/15/18	01/23/2012	1,500,000	1,520,439	0.4
SABMiller Holdings Inc., 3.75%, 01/15/22	01/11/2012	2,985,709	3,122,991	0.9
SteelRiver Transmission Co. LLC, 4.71%, 06/30/17	01/20/2012	281,136	278,401	0.1
Tesco Plc, 2.00%, 12/05/14	12/08/2011	1,509,678	1,517,535	0.4
		$15,507,220	$15,902,767	4.6%

Security Valuation — The net asset value (“NAV”) of each Fund shall be determined as of the close of trading (generally, 4:00 PM Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading.  Stocks traded on an exchange are generally valued at the official closing price of the exchange where the security is principally traded.  If there is no official closing price for the security, the security may be valued at the last quoted sale price on the exchange where the security is principally traded or final bid price in the absence of a sale.  Stocks not listed on a national or foreign stock exchange may be valued at the closing bid price on the over-the-counter market.  Short-term securities maturing within sixty (60) days are valued at amortized cost, unless it is determined that such practice does not approximate market value.  Debt securities are generally valued by independent pricing services approved by the Trust’s Board of Trustees (“Board” or “Trustees”).  If pricing services are unable to provide valuations, debt securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from the Funds’ Sub-Administrator, Jackson Fund Services (“JFS”), a division of Jackson National Asset Management, LLC, a broker/dealer or widely used quotation system.  Futures contracts traded on a liquid exchange are valued at the settlement price.  If the settlement price is not available, exchange traded futures are valued at the last sales price as of the close of business on the local exchange.  Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE.  Exchange traded swap agreements are valued by the exchange via pricing models using observable inputs.  Non-exchange traded derivatives, such as options and swap agreements, are generally valued by approved pricing services.  If the pricing services are unable to provide valuations, non-exchange traded derivatives are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker/dealer or by pricing models using observable inputs.  Pricing services utilized to value debt and derivatives securities may use various pricing techniques which take into account appropriate factors such as: yield; credit quality; coupon rate; maturity; type of issue; trading characteristics; call features; credit ratings; and other data, as well as broker quotes.

Market quotations may not be readily available for certain investments or it may be determined that a quotation for an investment does not represent market value.  In such instances, the investment is valued as determined in good faith using procedures adopted by the Board.  Situations that may require an investment to be fair valued may include instances where a security is thinly traded, halted or restricted as to resale.  In addition, investments may be fair valued based on the occurrence of a significant event.  Significant events may be specific to a particular issuer, such as mergers, restructurings or defaults.  Alternatively, significant events may affect an entire market, such as natural disasters, government actions, and significant changes in value of U.S. securities markets.  Securities are fair valued based on observable and unobservable inputs, including the Adviser’s own assumptions in determining fair value of an investment.  Under the procedures adopted by the Board, the Adviser may rely on pricing services or other

Curian Series Trust (Unaudited)

Notes to Schedules of Investments

January 31, 2012

sources, including the Fund’s Sub-Adviser, to assist in determining the fair value of an investment.  Factors considered to determine fair value may include the correlation with price movement of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading or other market data.  The Board has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities traded in foreign markets in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which the NAVs are determined.

If an investment is valued at a fair value for purposes of calculating a Fund’s NAV, the value may be different from the last quoted price for the investment depending on the source and method used to determine the value.  Although there can be no assurance, in general, the fair value of the investment is the amount the owner of such investment might reasonably expect to receive upon its current sale.

FASB ASC Topic 820, “Fair Value Measurements and Disclosure” - This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.  Various inputs are used in determining the value of a Fund’s investments under FASB ASC Topic 820 guidance.  The inputs are summarized into three broad categories.  Level 1 includes valuations based on quoted prices of identical securities in active markets, including valuations for securities listed on a national or foreign stock exchange.  Level 2 includes valuations for which all significant inputs are observable, either directly or indirectly.  Direct observable inputs include broker quotes, closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets or corporate action or reorganization entitlement values.  Indirect significant observable inputs include factors such as interest rates, yield curves, prepayment speeds or credit ratings.  Level 2 includes valuations for fixed income securities priced by pricing services, over the counter derivatives, exchange traded swap agreements, broker quotes in active markets, securities subject to corporate actions, securities valued at amortized cost, international equity securities priced by an independent statistical fair value pricing service, swap agreements valued by pricing services or ADRs and GDRs for which quoted prices in active markets are not available.  Level 3 includes valuations based on inputs that are unobservable and significant to the fair value measurement including management’s own assumptions in determining the fair value of the investment.  Inputs used to determine the fair value of Level 3 securities include security specific inputs such as: credit quality, credit rating spreads, issuer news, trading characteristics, call features or maturity; or industry specific inputs such as: trading activity of similar markets or securities, or changes in the security’s underlying index or comparable securities’ models.  Level 3 valuations include securities that are priced based on single source broker quotes, where prices may be unavailable due to halted trading, restricted to resale due to market events, newly issued or for which reliable quotes are otherwise not available.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Significant transfers between Level 1 and Level 2 valuations during the period ended January 31, 2012 related to Curian/WMC International Equity Fund using an independent statistical fair value model pricing service to value certain foreign securities as described in Security Valuation.  In instances when criteria constituting a significant event exists and foreign investments are valued using an independent statistical fair value pricing service, they are considered Level 2 valuations.  In the absence of the existence of such criteria, the same foreign investments are generally valued using market prices from the applicable exchange and are considered Level 1 valuations.  Significant event criteria did not exist as of January 31, 2012, and therefore, certain foreign investments were valued as Level 1 valuations at the beginning of the period and at January 31, 2012.  There were no significant transfers from Level 3 to Level 2 valuations during the period ended January 31, 2012.

The following table summarizes each Fund’s investments in securities and other financial instruments as of January 31, 2012 by valuation level.

	Assets - Securities
	Level 1	Level 2	Level 3	Total
Curian/PIMCO Income Fund
Non-U.S. Government Agency Asset-Backed Securities	$—	$6,248,490	$—	$6,248,490
Corporate Bonds and Notes	—	273,520,221	—	273,520,221
Government and Agency Obligations	—	52,538,468	—	52,538,468
Short Term Investments	—	13,470,638	—	13,470,638
Fund Total	$—	$345,777,817	$—	$345,777,817
Curian/PIMCO Total Return Fund
Non-U.S. Government Agency Asset-Backed Securities	$—	$22,374,079	$—	$22,374,079
Corporate Bonds and Notes	—	331,014,278	—	331,014,278
Government and Agency Obligations	—	949,400,921	—	949,400,921
Purchased Options	—	—	—	—
Short Term Investments	—	6,579,307	—	6,579,307
Fund Total	$—	$1,309,368,585	$—	$1,309,368,585
Curian/WMC International Equity Fund
Common Stocks	$212,235,999	$—	$—	$212,235,999
Preferred Stocks	225,705	—	—	225,705
Fund Total	$212,461,704	$—	$—	$212,461,704

	Liabilities - Securities
	Level 1	Level 2	Level 3	Total
Curian/PIMCO Total Return Fund
Forward Sales Commitments Government and Agency Obligations	$—	$(10,685,938)	$—	$(10,685,938)
Fund Total	$—	$(10,685,938)	$—	$(10,685,938)

Curian Series Trust (Unaudited)

Notes to Schedules of Investments

January 31, 2012

	Assets – Other Financial Instruments(1)
	Level 1	Level 2	Level 3	Total
Curian/PIMCO Income Fund
Open Futures Contracts	$144,831	$—	$—	$144,831
Open Forward Foreign Currency Contracts	—	477,051	—	477,051
Interest Rate Swap Agreements	—	399,842	—	399,842
Credit Default Swap Agreements	—	359,468	—	359,468
Fund Total	$144,831	$1,236,361	$—	$1,381,192
Curian/PIMCO Total Return Fund
Open Futures Contracts	$982,741	$—	$—	$982,741
Open Forward Foreign Currency Contracts	—	61,783	—	61,783
Interest Rate Swap Agreements	—	109,160	—	109,160
Exchange Traded Interest Rate Swap Agreements	—	662,300	—	662,300
Credit Default Swap Agreements	—	231,226	—	231,226
Fund Total	$982,741	$1,064,469	$—	$2,047,210

	Liabilities – Other Financial Instruments(1)
	Level 1	Level 2	Level 3	Total
Curian/PIMCO Income Fund
Open Forward Foreign Currency Contracts	$—	$(1,030,829)	$—	$(1,030,829)
Credit Default Swap Agreements	—	(56,525)	—	(56,525)
Fund Total	$—	$(1,087,354)	$—	$(1,087,354)
Curian/PIMCO Total Return Fund
Written Options	$—	$(15,010)	$—	$(15,010)
Open Forward Foreign Currency Contracts	—	(1,417,639)	—	(1,417,639)
Interest Rate Swap Agreements	—	(172,776)	—	(172,776)
Credit Default Swap Agreements	—	(14,277)	—	(14,277)
Exchange Traded Credit Default Swap Agreements		(62,299)		(62,299)
Fund Total	$—	$(1,682,001)	$—	$(1,682,001)

(1)Investments in other financial instruments are derivative instruments not reflected in the Schedules of Investments and include, but are not limited to forward foreign currency contracts, futures contracts, options written and swap agreements.  Options purchased are included in investments in securities.  All derivatives, except for written options, are reflected at the unrealized appreciation/(depreciation) on the instrument.  Written options are reflected at value.

The following table is a rollforward of Level 3 investments by category for which significant unobservable inputs were used to determine fair value during the period ended January 31, 2012:

	Balance at Beginning of Period	Transfers Into Level 3 During the Period	Transfers Out of Level 3 During the Period	Total Realized and Change in Unrealized Gain/(Loss)	Purchases	(Sales)	Balance at End of Period	Net Change In Unrealized Appreciation/ (Depreciation) on Investments held at End of Period(1)
Curian/PIMCO Total Return Fund
Purchased Options	$—	$—	$—	$(2,930)	$2,930	$—	$—	$(2,930)

(1)The change in unrealized appreciation/(depreciation) for Level 3 investments held at January 31, 2012 is reflected as an asset or liability in the table.

Recent Accounting Pronouncements - In April 2011, FASB released Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”.  ASU 2011-03 is intended to improve financial reporting of repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem the financial assets before their maturity.  ASU 2011-03 eliminates the collateral maintenance provision that an entity may use to determine whether a transfer of securities in a repurchase agreement is accounted for as a sale or a secured borrowing.  ASU 2011-03 may cause certain dollar roll transactions that are currently accounted for as purchase and sale to be characterized as a secured borrowing transaction.  ASU 2011-03 is effective for the first interim or annual period beginning on or after December 15, 2011.  Management is currently evaluating the impact ASU 2011-03 will have on the Funds’ financial statement disclosures.

In May 2011, FASB released ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards”.  ASU 2011-04 further clarifies fair value measurement principles and requires additional disclosures.  Effective for interim and annual periods beginning after December 15, 2011, entities need to disclose the amounts and reasons for any transfers between Level 1 and Level 2 securities, quantitative information relating to significant observable inputs, a narrative description of the valuation process, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable or Level 3 fair valuation inputs.  Management is currently evaluating the impact ASU 2011-04 will have on the Funds’ financial statement disclosures.

Security Transactions and Investment Income - Security transactions are recorded on the trade date for financial reporting purposes.  Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date.  Corporate actions involving foreign securities, including dividends, are recorded when the information becomes available.  Interest income, including level-yield amortization of discounts and premiums, is accrued daily.  A Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables

Curian Series Trust (Unaudited)

Notes to Schedules of Investments

January 31, 2012

when the collection of all or a portion of interest has become doubtful.  A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.  Realized gains and losses are determined on the specific identification basis.

FASB ASC Topic 815, “Derivatives and Hedging” — This standard includes the requirement for qualitative disclosures about objectives and strategies for using derivative instruments and disclosures regarding credit related contingent features in derivative instruments; as well as requiring quantitative disclosures in the semi-annual and annual financial statements about fair value, realized and unrealized gains and losses and volume of activity for derivative instruments.  Information about these instruments is disclosed in the context of each instrument’s primary underlying risk exposure which is categorized as credit, equity price, interest rate and foreign currency exchange rate risk.  The objectives, strategies and underlying risks for each instrument held by the Funds are discussed in the following paragraphs.

Options Transactions — A Fund may be subject credit and interest rate risk in the normal course of pursuing its investment objective.  During the period, the Curian/PIMCO Total Return Fund entered into options contracts to manage exposure to or hedge changes in interest rates.

An option is a contract that gives the purchaser of the option, in return for a premium paid, the right to buy a specified underlying instrument from the writer of the option (in the case of a call option), or to sell a specified underlying instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option.  When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently marked-to-market to reflect the current value of the option.  Premiums paid for purchasing options which expire are treated as realized losses.  Premiums paid for purchasing options which are exercised or closed are added to the cost basis of the underlying investment or offset against the proceeds of the underlying investment transaction to determine realized gain or loss.  Purchasing call options tends to increase a Fund’s exposure to the underlying instrument.  Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument.  The risks associated with purchasing options are limited to premiums paid and the failure of the counterparty to honor its obligation under the contract.  Premiums received from writing options which expire are treated as realized gains.  Premiums received from writing options which are exercised or closed are added to the proceeds of the underlying investment transaction or reduce the cost basis of the underlying investment to determine the realized gain or loss.  Writing call options tends to decrease a Fund’s exposure to the underlying instrument.  Writing put options tends to increase a Fund’s exposure to the underlying instrument.  The risk associated with writing an option that is exercised is that an unfavorable change in the price of the security underlying the option could result in a Fund buying the underlying security at a price higher than the current value or selling the underlying security at a price lower than the current market value.  There is also the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.  Options written by a Fund do not give rise to counterparty credit risk, as they obligate the Fund, not the counterparty, to perform.

A Fund may buy and sell (“write”) call and put options on securities and swaps agreements (“swaptions”).  Swaptions are similar to options on securities except that instead of purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option.  Swaptions are illiquid investments.

Futures Contracts - A Fund may be subject to interest rate risk in the normal course of pursuing its investment objective.  During the period, the Curian/PIMCO Income Fund and Curian/PIMCO Total Return Fund entered into futures contracts to manage exposure to or hedge changes in interest rates, as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy and as a substitute for investment in physical securities.  A futures contract is a standardized contract obligating two parties to exchange a specified asset at an agreed upon price and date.  Upon entering into a futures contract, the Fund is required to deposit with the broker or counterparty an amount of cash or cash equivalents equal to a certain percentage of the contract amount known as the “initial margin”.  The Fund receives from or pays to the counterparty an amount of cash equal to the daily fluctuation in the value of the contracts.  Such receipts or payments, known as the “variation margin”, are recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized.  Futures contracts involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund.  The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund or the change in the market value of an underlying entity and the prices of the futures contracts and the possibility a Fund may not be able to enter into a closing transaction because of an illiquid market.  With futures, there is minimal counterparty risk to a Fund since future contracts are exchange traded and the exchange’s clearinghouse, acting as counterparty to all exchange traded futures, guarantees the future contracts against default.

Forward Foreign Currency Contracts - A Fund may be subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective.  During the period, the Curian/PIMCO Income Fund and Curian/PIMCO Total Return Fund entered into forward foreign currency contracts to minimize foreign currency exposure on investment securities denominated in foreign currencies and as part of its overall investment strategy.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities, but it does establish a fixed rate of currency exchange that can be achieved in the future.  The value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates.  Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss and as a receivable or payable from forward foreign currency contracts.  Upon settlement, or delivery or receipt of the currency, a realized gain or loss is recorded which is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  Forward foreign currency contracts involve market risk in excess of the receivable or payable related to forward foreign currency contracts recorded by the Funds.  Although contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase.  Additionally, a Fund could be exposed to the risk of a previously hedged position becoming unhedged if the counterparty to a contract is unable to meet the terms of the contract or if the value of the currency changes unfavorably to the value of the offsetting currency.

Curian Series Trust (Unaudited)

Notes to Schedules of Investments

January 31, 2012

Swap Agreements - Swap agreements are privately negotiated agreements between a Fund and a counterparty to exchange the return generated by one instrument for the return generated by another instrument.  Swap agreements are illiquid investments.  If a Fund transacts in over-the-counter (“OTC”) swap agreements, they are a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements (“ISDA Master Agreements”) with select counterparties.  The ISDA Master Agreements govern transactions in OTC derivative and forward foreign currency contracts and maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement.  Any election to early termination could be material to the financial statements.  The amount of collateral exchanged is based on provisions within the ISDA Master Agreements and is determined by the net exposure with the counterparty and is not identified for a specific OTC swap agreement.

OTC swap agreements are marked-to-market daily and change in value is recorded by a Fund as an unrealized gain or loss.  OTC swap premiums paid or received at the beginning of the measurement period which are recorded by the Fund represent payments made or received upon entering into the OTC swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions relating to credit spreads, interest rates, currency exchange rates and other relevant factors as appropriate.  These upfront payments are amortized over the life of the swap agreement and recorded as a realized gain or loss upon termination or maturity of the swap agreement.  A liquidation payment received or made at the termination of the OTC swap agreement is recorded as a realized gain or loss.  Net periodic payments received or paid by a Fund are included as part of realized gain or loss.

The Funds may also enter into exchange traded interest rate swap agreements.  Upon entering into an exchange traded swap agreement, the Fund is required to deposit with the broker or counterparty an amount of cash or cash equivalents equal to a certain percentage of the exchange traded swap agreement known as the “initial margin”.  The Fund receives from or pays to the counterparty an amount of cash equal to the daily fluctuation in the value of the exchange traded swap agreement.  Such receipts or payments, known as the “variation margin”, are recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized.  Exchange traded swap agreements involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the unrealized gain or loss recorded by the Fund.  Such risks involve the possibility that there will be no liquid market for these agreements, that there may be unfavorable changes in interest rates or value of underlying securities and that the counterparty to the agreements may default on its obligation to perform.  In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement.  The credit risk associated with contracts is reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis.  A Fund’s overall exposure to credit risk subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Interest Rate Swap Agreements - A Fund may be subject to interest rate risk in the normal course of pursuing its investment objective.  During the period, the Curian/PIMCO Income Fund and Curian/PIMCO Total Return Fund entered into interest rate swaps to manage duration, to manage interest rate risk and as a substitute for investment in physical securities.  Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal.  Forms of interest rate swap agreements that Funds have entered into may include:  fixed-for-floating rate swaps, under which a party agrees to pay a fixed rate in exchange for receiving a floating rate tied to a benchmark or floating-for-fixed rate swaps, under which a party agrees to pay a floating rate in exchange for receiving a fixed rate.

A Fund’s maximum risk of loss from counterparty credit risk for an interest rate swap agreement is the discounted net value of the cash flows to be received from or paid to the counterparty over the contract’s remaining life, to the extent this amount is positive.  This risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements — A Fund may be subject to credit risk in the normal course of pursuing its investment objective.  During the period, the Curian/PIMCO Income Fund and Curian/PIMCO Total Return Fund entered into credit default swap agreements to manage credit exposure.  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index.  A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall, or interest shortfall.

A Fund may use credit default swap agreements on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.  If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation.  The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

A Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swap agreements or bonds, to protect investors owning bonds against default and to speculate on changes in credit quality.  A credit index is a basket of credit instruments or exposures designed to represent a portion of the credit market.  These indices consist of reference credits that are considered to be the liquid entities in the credit default swap market based on the index sector.  Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-

Curian Series Trust (Unaudited)

Notes to Schedules of Investments

January 31, 2012

backed securities and emerging market securities.  These components can be determined based upon various credit ratings within each sector.  Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates.  An index credit default swap references all the issuers in the index, and if there is a credit event, the credit event is settled based on that issuer’s weight in the index.  The composition of the indices changes periodically, usually every six months.

A Fund can be either a seller or buyer of protection when entering into a credit default swap agreement.  As a seller of protection, the Fund will generally receive from the buyer of protection a premium in return for such protection and/or a fixed rate of income throughout the term of the swap if there is no credit event.  As a seller, the Fund adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.  If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.  If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.  Until a credit event occurs, recovery values are determined by market makers considering either industry standard recovery rates or entity specific factors and considerations.  When a credit event occurs, the recovery value is determined by a facilitated auction, administered by ISDA, whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Either as a seller of protection or a buyer of protection of a credit default swap agreement, a Fund’s maximum risk of loss from counterparty risk is the fair value of the agreement.  This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by posting collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.  The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.  Notional amounts of all credit default swap agreements outstanding as of January 31, 2012, for which the Fund is the seller of protection, are disclosed in these Notes to the Schedules of Investments.  These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Federal Income Tax Matters - As of January 31, 2012, the cost of investments and the components of net unrealized appreciation/(depreciation) for U.S. federal income tax purposes were as follows:

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Curian/PIMCO Income Fund	$337,578,823	$8,533,850	$(334,856)	$8,198,994
Curian/PIMCO Total Return Fund	1,286,259,878	23,469,832	(361,125)	23,108,707
Curian/WMC International Equity Fund	201,389,542	13,155,043	(2,082,881)	11,072,162

For additional information on the Funds’ policies regarding valuation of investments and other significant accounting matters, please refer to the Funds’ most recent annual or semi-annual report.

Item 2.  Controls and Procedures.

(a)                                  The registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, is recorded, processed, summarized and reported within the periods specified in the rules and forms of the U.S. Securities and Exchange Commission.  Such information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within ninety (90) days prior to the filing date of this Quarterly Schedule of Portfolio Holdings on Form N-Q, the registrant had carried out an evaluation, under the supervision and with the participation of the registrant’s management, including the registrant’s principal executive officer and the registrant’s principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures.  Based on such evaluation, the registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures are effective.

(b)                                 There have been no significant changes in the registrant’s internal controls over financial reporting during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal controls over financial reporting.  There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Quarterly Schedule of Portfolio Holdings on Form N-Q.

Item 3.  Exhibits.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Curian Series Trust

By:	/s/ Daniel W. Koors
Daniel W. Koors
Principal Financial Officer

Date:	March 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael A. Bell
Michael A. Bell
Principal Executive Officer

Date:	March 28, 2012

By:	/s/ Daniel W. Koors
Daniel W. Koors
Principal Financial Officer

Date:	March 28, 2012

Exhibit List

Exhibit 3(a):	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Exhibit 3(b):	Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.